UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2020

BARNWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5103	72-0496921
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900
Honolulu, Hawaii 96813
(Address of Principal Executive Offices) (Zip Code)

(808) 531-8400
(Registrant’s Telephone Number, Including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BRN	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In accordance with the Securities and Exchange Commission Release No. 34-88465 dated March 25, 2020 (the “Order”), Barnwell Industries, Inc. (the “Company”) hereby discloses:

(1) The Company is relying on the relief provided by the Order to delay the filing of its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2020 (the “Quarterly Report”);

(2) As a direct result of the COVID-19 pandemic, the Company’s operations and business have experienced disruptions such as “lock-down” and “shelter-in-place” restrictions, and Company personnel have had to redirect attention to impacts such as the investigation of atypical cash flow impacts and government aid programs. Consequently, the routine efforts of the Company’s accounting and financial personnel to prepare the Quarterly Report, including financial statements, have taken a greater amount of time and the Company is unable to finalize and file the Quarterly Report on a timely basis. As well, commodities and financial markets have been impacted at unprecedented levels and the breadth and depth of those impacts on the accounting, financial information and disclosures required in the Quarterly Report will require additional time to complete critical processes such as, but not limited to, fact gathering, strategic business decision-making assumptions and determining reasonable accounting assumptions and estimates given the results of those processes based on current and forecasted conditions. These critical processes impact key financial statement considerations such as, but not limited to, our estimation of our ability to continue as a going concern in the future and the carrying value of our assets, as further discussed in the risk factor updates below. It is anticipated that our Quarterly Report will reflect that there is substantial doubt regarding our ability to convert our proved undeveloped reserves to proved developed reserves and an impairment in the carrying value of our oil and natural gas properties, as well as substantial doubt about our ability to continue as a going concern for one year after the filing of our Quarterly Report and that such doubt might or might not be alleviated by management’s plans;

(3) The Company estimates that it will file the Quarterly Report no later than June 29, 2020 (which is 45 days from the original filing deadline of May 15, 2020); and

(4) The Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019 with the following risk factors:

Our business operations and financial condition have been and may continue to be materially and adversely affected by the outbreak of a novel strain of coronavirus disease, referred to as COVID-19.

An outbreak of a novel strain of coronavirus, which causes the disease referred to as COVID-19, emerged in Wuhan, China in late 2019. The novel coronavirus is considered highly contagious and has spread to most countries around the world and throughout the United States, creating a serious impact on customers, workforces and suppliers, disrupting economies and financial markets and leading to a world-wide economic downturn. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a global pandemic and the United States and Canadian governments declared the virus a national emergency shortly thereafter. As a result, the normal operations of many businesses have been disrupted, including the temporary closure or scale-back of business operations and/or the imposition of either quarantine or remote work or meeting requirements for employees, either by government order or on a voluntary basis. The Company is currently following the recommendations of local and federal health authorities to minimize exposure risk for its various stakeholders, including employees.

The global economy, our markets and our business have already been materially and adversely affected by COVID-19. In the first calendar quarter of 2020, the COVID-19 outbreak caused significant reductions in demand for oil and oil prices, which has caused the Company to suspend the development of proven undeveloped reserves and has impacted the Company’s financial condition and outlook. Additionally, demand for real estate in the area where the Company’s land investment segment holds interests has declined significantly as evidenced by cancellations of sales contracts previously in escrow. While the Company’s contract drilling segment continues to work as allowed under applicable government exemptions for such work, the impact of COVID-19 on the ability or desire for customers to continue such work is uncertain, and any discontinuation of contracts currently in backlog would result in a material adverse impact to the Company’s financial condition and outlook.

Both the health and economic aspects of the COVID-19 pandemic are highly fluid and the future course of each is uncertain. We cannot foresee whether the outbreak of COVID-19 will be effectively contained on a sustained basis, nor can we predict the severity and duration of its impact. If the outbreak of COVID-19 is not effectively and timely controlled, our business operations and financial condition may continue to be materially and adversely affected as a result of the deteriorating market outlook, the global economic recession, weakened liquidity or factors that we cannot foresee. Any of these factors and other factors beyond our control could have an adverse effect on the overall business environment, cause uncertainties in the regions where we conduct business, cause our business to suffer in ways that we cannot predict and materially and adversely impact our business, financial condition and results of operations.

The Company faces issues that will impair our ability to convert our proved undeveloped reserves to proved developed reserves as well as our ability to continue as a going concern in the future. Such issues may also result in our inability to satisfy the NYSE American’s criteria for continued listing of our common stock.

Our ability to sustain our business in the future will depend on sufficient oil and natural gas operating cash flows, which are highly sensitive to potentially volatile oil and natural gas prices, sufficient contract drilling operating cash flows, which are subject to potentially large changes in demand, sufficient future land investment segment proceeds and distributions from the Kukio Resort Land Development Partnerships, the timing of which are both highly uncertain and not within Barnwell’s control, and our ability to fund our needed oil and natural gas capital expenditures and the level of success of such capital expenditures, as well as our ability to fund oil and natural gas asset retirement obligations and ongoing operating and general and administrative expenses.

Due to the impacts of the COVID-19 pandemic described above, we now face a greater uncertainty about our ability to convert our proved undeveloped reserves to proved developed reserves, as well as our ability to continue as a going concern in the future. We are currently evaluating these issues in the process of preparing our Quarterly Report and will provide a complete update when our Quarterly Report is filed. It is anticipated that our Quarterly Report will reflect that there is substantial doubt regarding our ability to convert our proved undeveloped reserves to proved developed reserves and an impairment in the carrying value of our oil and natural gas properties, as well as substantial doubt about our ability to continue as a going concern for one year after the filing of our Quarterly Report and that such doubt might or might not be alleviated by management’s plans. In addition, it is reasonably likely that there will be continuing future decreases in the 12-month rolling average first-day-of-the-month oil prices used in our oil and natural gas ceiling test, which will lead to impairment write-downs in future periods in the absence of any offsetting factors that are not currently known or projected. The carrying value of all other financial statement balances are also currently being evaluated with consideration of the impacts of the COVID-19 pandemic as well, and the completion of the evaluation may result in reported impairments of the carrying values of other assets as well when our Quarterly Report is filed. The estimated impact of all of the above cannot be reasonably determined at this time as work on the determination of the quantitative impacts are still in progress due to the delays caused by the factors discussed above.

The potential issues discussed above could result in our inability to satisfy the NYSE American’s criteria for continued listing of our common stock. If the NYSE American delists our common stock, investors may face material adverse consequences, including, but not limited to, a lack of trading market for our securities, reduced liquidity, and an inability for us to obtain financing to fund our operations.

Safe Harbor for Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements are predictions and generally can be identified by use of statements that include phrases such as “plan,” “expect,” “will,” “should,” “could,” “anticipate,” “intend,” “project,” “estimate,” “guidance,” “possible,” “continue” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to, those described in “Risk Factors” and elsewhere in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019 and subsequent filings with the SEC. These factors should be considered carefully and readers are cautioned not to place undue reliance on such forward-looking statements. No assurance can be given that the future results covered by the forward-looking statements will be achieved. All forward-looking statements contained in this Current Report on Form 8-K are qualified by these cautionary statements and are made only as of the date of this Current Report on Form 8-K. The Company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2020

BARNWELL INDUSTRIES, INC.

By:	/s/ Russell M. Gifford
	Name:	Russell M. Gifford
	Title:	Executive Vice President and Chief Financial Officer